SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 31, 2013

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Employment Arrangements for John R. Charman

On May 28, 2013, in connection with the appointment of John R. Charman as Chairman of the Board of Directors and Chief Executive Officer of the Company, the Company entered into an Employment Agreement, Restricted Share Agreement, Option Agreement and Indemnification Agreement with Mr. Charman, which agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Mr. Charman’s Employment Agreement is for a five year term, followed by automatic one-year renewals unless notice of separation from service is provided by the Company or Mr. Charman at least 90 days prior to the end of the term. The Employment Agreement specifies that Mr. Charman is to receive a $100 annual base salary and is not eligible to earn annual incentive compensation or long-term incentive compensation during the term of his Employment Agreement. The Employment Agreement provides for reimbursement of business travel expenses for Mr. Charman and the reimbursement of certain personal travel expenses of Mr. Charman and his family between Bermuda and the East Coast of the United States. The Company and Mr. Charman have agreed that at the end of the initial five year term, Mr. Charman’s base salary, annual cash incentive compensation, long-term incentive compensation and benefits shall be reviewed by Mr. Charman and the Company and may be adjusted, by agreement of Mr. Charman and the Company, to rates and benefits commensurate for an executive of Mr. Charman’s qualification and experience in the insurance and reinsurance business.

Under the Employment Agreement, the Company may separate Mr. Charman’s service from the Company at any time as a result of disability, for cause or without cause. Mr. Charman may separate his service from the Company at any time, with or without good reason. Mr. Charman’s service with the Company will automatically be severed upon his death. Mr. Charman’s severance upon certain termination events consists of the acceleration of vesting of equity under the Restricted Share Agreement and Option Agreement as described below, compensation for accrued and unpaid vacation days, reimbursement of prior business expenses and other employee benefits to which employees of the Company are generally entitled.

Under the Employment Agreement, Mr. Charman is subject to employee and customer non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Charman’s non-solicitation obligations extend for one year following separation from service.

As an inducement to his employment with the Company, Mr. Charman received on May 28, 2013 a restricted share grant of 708,890 ordinary shares, par value $1.00 per share (the “Restricted Shares”) and an option to purchase 800,000 ordinary shares, par value $1.00 per share (the “Options”) at an exercise price of $48.20 per share. The Restricted Shares and the Options vest in five equal tranches, with the first tranche vesting on the date of grant and the remaining four tranches vesting annually thereafter. The disposition of the Restricted Shares and the Options upon vesting is limited based upon the terms of the Shareholder Agreement described below.

Under the Restricted Share Agreement and Option Agreement, in the event of a separation of Mr. Charman’s service from the Company by Mr. Charman without good reason or by the Company with cause, the unvested Restricted Shares and Options are cancelled. In the event of separation of Mr. Charman’s service from the Company due to Mr. Charman’s death or disability, by Mr. Charman with good reason or by the Company without cause, 50% of the unvested Restricted Shares and Options vest immediately.

The Company also entered into an Indemnification Agreement with Mr. Charman on May 28, 2013. The Indemnification Agreement provides that the Company will indemnify Mr. Charman to the full extent permitted by Bermuda law. In addition, each Indemnification Agreement provides for the reimbursement by the Company of Mr. Charman’s expenses related to the defense of claims arising from Mr. Charman’s services as a director, officer, employee, agent or fiduciary of the Company. In the event indemnification is unavailable to Mr. Charman, the Indemnification Agreement specifies contribution. Under the Indemnification Agreement, Mr. Charman’s right to indemnification is terminated in the event the claim arises from Mr. Charman’s fraud or dishonesty in relation to the Company. In addition, Mr. Charman’s right of indemnification is limited where payment is to be made from another source, where indemnification is prohibited by law or where the claim arises as a result of liability under Section 16(b) of the U.S. Securities Exchange Act of 1934, as amended.

The Indemnification Agreement also specifies the minimum levels of directors’ and officers’ liability insurance to be purchased by the Company, the procedure for the determination of Mr. Charman’s entitlement to indemnification by the Company and the procedures to be followed in connection with the defense of third party claims subject to indemnification.

Share Purchase Arrangements for John R. Charman and Affiliates

On May 28, 2013, in connection with the acquisition of 607,620 of the Company’s ordinary shares, par value $1.00 per share (the “Purchase Shares”), by Dragon Global Holdings Ltd., The Fortis Trust and The Prometheus Trust (collectively, the “Purchasers”), the Company entered into a Share Purchase Agreement with each of the Purchasers and a Shareholder Agreement with Dragon Global Holdings Ltd. and Mr. Charman, which agreements are attached hereto as Exhibits 10.5 through 10.8, and are incorporated herein by reference.

Each Share Purchase Agreement provides for the acquisition of the Purchase Shares at a per share price equal to the average closing price on the New York Stock Exchange for the 20 trading days prior to May 28, 2013. The Purchase Shares were delivered against payment of the purchase price by the Purchasers in immediately available funds.

The Shareholder Agreement requires Mr. Charman and Dragon Global Holdings Ltd. to hold the Purchase Shares, Restricted Shares and Options for five years from the date of acquisition. The holding period restrictions end earlier upon the death or disability of Mr. Charman, the date of termination of Mr. Charman’s employment with the Company by the Company without cause or by Mr. Charman for good reason or the six month anniversary of the date of termination of Mr. Charman’s employment with the Company by the Company with cause or by Mr. Charman without good reason. During the holding period, Dragon Global Holdings Ltd. may sell up to 5% of the Purchase Shares each year during years three through five. In addition, during the holding period, Mr. Charman and Dragon Global Holdings Ltd. can sell Purchase Shares, Restricted Shares and Options in order to fund the payment of the exercise price of the Options or in order to reduce the aggregate value of the Purchase Shares, Restricted Shares and Options held by Mr. Charman and Dragon Global Holdings Ltd. below the then applicable threshold for determining whether notification is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Shareholder Agreement permits Mr. Charman and Dragon Global Holdings Ltd. to transfer the Purchase Shares, Restricted Shares or Options to a select group of individuals or entities, including Mr. Charman’s spouse or descendants, any trust established for the sole benefit of Mr. Charman or Mr. Charman’s spouse or descendants, any individual or entity in which the direct or indirect and beneficial owner of all voting securities of such entity is Mr. Charman or Mr. Charman’s spouse or descendants, Mr. Charman’s heirs, executors, administrators or personal representatives upon the death, incompetency or disability of Mr. Charman and any affiliate of Mr. Charman that has been approved by the Board of the Company. Any person receiving the Purchase Shares, Restricted Shares or Options in this type of permitted transfer must agree to be bound by the terms of the Shareholder Agreement.

The Shareholder Agreement also requires Mr. Charman and Dragon Global Holdings Ltd. to refrain from making proxy proposals or joining an acquisition group related to the Company for six months following Mr. Charman’s departure from the employ of the Company.

The Company agreed in the Shareholder Agreement to use commercially reasonable efforts to file prior to the second anniversary of the Shareholder Agreement an effective Registration Statement on Form S-3 with respect to those Purchase Shares, Restricted Shares and Options that are not otherwise registered under the U.S. Securities Act of 1933.

The Shareholder Agreement does not apply to the Purchase Shares acquired by The Fortis Trust and The Prometheus Trust.

Consulting Agreement for David Cash

On May 28, 2013, in connection with resignation of David Cash from the positions of Director and Chief Executive Officer, the Company entered into a Consulting Agreement with Mr. Cash, which agreement is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

The Consulting Agreement is for six months and provides Mr. Cash with compensation at his existing base salary rate in return for Mr. Cash’s assistance with the transition as needed.

The foregoing summaries of the terms of the Employment Agreement, Restricted Share Agreement, Option Agreement, Indemnification Agreement, Share Purchase Agreements, Shareholder Agreement and Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the agreements attached hereto as Exhibits 10.1 through 10.9.

Item 1.02. Termination of a Material Definitive Agreement

(a) On May 28, 2013, the Amended and Restated Employment Agreement, dated February 17, 2010, between David Cash and the Company was terminated by the Company. Under the terms of the Amended and Restated Employment Agreement, after May 28, 2013 and subject to Mr. Cash’s execution of a release of claims, Mr. Cash will be entitled to receive prorated annual incentive compensation for 2013, one year of continued base salary, the cash value of approximately 44% of Mr. Cash’s unvested long-term incentive awards, up to one year of reimbursement for the Company portion of Mr. Cash’s group health, dental, vision and life insurance and reimbursement for three months of Mr. Cash’s housing expenses. Mr. Cash will be subject to non-competition and non-solicitation restrictions for one year following his departure from the Company.

On May 28, 2013, the Non-Executive Chairman Service Agreement, dated March 11, 2011, by and between the Company and William H. Bolinder, terminated upon Mr. Bolinder’s resignation from the position of Chairman of the Board of Directors. The cash portion of Mr. Bolinder’s supplemental fee for service as the Chairman of the Board of Directors shall be prorated for the portion of the term served by Mr. Bolinder and the equity portion of Mr. Bolinder’s supplemental fee for service at Chairman of the Board of Directors shall continue to vest in accordance with its terms.

The foregoing summaries of the Amended and Restated Employment Agreement and the Non-Executive Chairman Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Employment Agreement, a copy of which was included as Exhibit 10.1 to the Current Report on Form 8-K filed on February 23, 2010 and the Non-Executive Chairman Employment Agreement, a copy of which was included as Exhibit 10.1 to the Current Report on Form 8-K filed on March 14, 2011.

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

(b) David Cash has resigned from his positions as Chief Executive Officer and Director of the Company, as well as all officer and director positions of the Company’s subsidiaries and affiliates, as of May 28, 2013.

William H. Bolinder has resigned from his position as Chairman of the Board of Directors of the Company, as of May 28, 2013. Mr. Bolinder will continue as the Lead Director of the Board of Directors of the Company.

(c) Effective May 28, 2013, John R. Charman, age 60, will become Chairman of the Board and Chief Executive Officer of the Company. Mr. Charman has over 41 years of experience in the insurance industry and has been in a senior underwriting position since 1975. From 2001 to 2012, Mr. Charman served as the Chief Executive Officer and President of Axis Capital Holdings Limited. From 2000 to 2001, he served as Deputy Chairman of ACE INA Holdings and President of ACE International. Mr. Charman also was Chief Executive Officer at ACE Global Markets from 1998 to 2001. Prior to that, Mr. Charman was the Chief Executive Officer of Tarquin plc, the parent company of the Charman Underwriting Agencies at Lloyd’s. He also was a Deputy Chairman of the Council of Lloyd’s and a member of the Lloyd’s Core Management Group and Lloyd’s Market Board between 1995 and 1997. Mr. Charman is currently a director of HSBC Bank Bermuda Limited, a director of HSBC Insurance (Bermuda) Limited and a member of the Board of the Masterworks Museum of Bermuda Art.

In connection with the foregoing appointment, on May 28, 2013, the Company entered into the Employment Agreement, Restricted Share Agreement, Option Agreement and Indemnification Agreement with Mr. Charman. Copies of the foregoing agreements are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference. Descriptions of the foregoing agreements set forth in Item 1.01 of this report are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 28, 2013, the Company issued a press release relating to the appointment of Mr. Charman as the Chairman of the Board of Directors and Chief Executive Officer, the resignation of Mr. Cash from the positions of Chief Executive Officer and Director and the resignation of Mr. Bolinder from the role of Chairman of the Board. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Employment Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.2	Restricted Share Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.3	Option Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.4	Indemnification Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.5	Share Purchase Agreement, dated May 28, 2013, by and between Dragon Global Holdings Ltd. and the Company

10.6	Share Purchase Agreement, dated May 28, 2013, by and between The Fortis Trust and the Company

10.7	Share Purchase Agreement, dated May 28, 2013, by and between The Prometheus Trust and the Company

10.8	Shareholders’ Agreement, dated May 28, 2013, by and among John R. Charman, Dragon Global Holdings Ltd. and the Company

10.9	Consulting Agreement, dated May 28, 2013, by and between the Company and David Cash

99.1	Press Release, dated May 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2013

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.2	Restricted Share Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.3	Option Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.4	Indemnification Agreement, dated May 28, 2013, by and between the Company and John R. Charman

10.5	Share Purchase Agreement, dated May 28, 2013, by and between Dragon Global Holdings Ltd. and the Company

10.6	Share Purchase Agreement, dated May 28, 2013, by and between The Fortis Trust and the Company

10.7	Share Purchase Agreement, dated May 28, 2013, by and between The Prometheus Trust and the Company

10.8	Shareholders’ Agreement, dated May 28, 2013, by and among John R. Charman, Dragon Global Holdings Ltd. and the Company

10.9	Consulting Agreement, dated May 28, 2013, by and between the Company and David Cash

99.1	Press Release, dated May 28, 2013